Filed Pursuant to Rule 497(a)

Registration No. 333-274797

Rule 482ad

Goldman Sachs BDC, Inc. Prices Public Offering of $400 Million of 5.650% Unsecured Notes Due 2030 Company Release – September 4, 2025

NEW YORK — (BUSINESS WIRE) — Goldman Sachs BDC, Inc. (the “Company”) (NYSE: GSBD) announced today that it has priced an offering of $400 million aggregate principal amount of 5.650% notes due 2030 (the “2030 Notes”). The 2030 Notes will mature on September 9, 2030 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, if applicable.

The Company intends to use the net proceeds of this offering to pay down debt under its revolving credit facility and for general corporate purposes.

The offering is subject to customary closing conditions, and the 2030 Notes are expected to be delivered on or about September 9, 2025.

BofA Securities, Inc., HSBC Securities (USA) Inc., MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc., Truist Securities, Inc., Barclays Capital Inc., BNP Paribas Securities Corp., CIBC World Markets Corp., ING Financial Markets LLC, Morgan Stanley & Co. LLC, Santander US Capital Markets LLC and Goldman Sachs & Co. LLC are acting as joint book-running managers for this offering. ICBC Standard Bank Plc, R. Seelaus & Co., LLC, Raymond James & Associates, Inc., Wells Fargo Securities, LLC and Academy Securities, Inc. are acting as co-managers for this offering.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The pricing term sheet dated September 4, 2025, the preliminary prospectus supplement dated September 4, 2025, the accompanying prospectus dated September 29, 2023, each of which has been filed with the Securities and Exchange Commission (the “SEC”), any related free writing prospectus and any information incorporated by reference in each, contain this and other information about the Company and should be read carefully before investing.

The information in the pricing term sheet, preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with the SEC and effective. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attn: Prospectus Department, or by calling 1-800-294-1322, or email dg.prospectus_requests@bofa.com; HSBC Securities (USA) Inc. toll-free at 1-866-811-8049 or by email at tmg.americas@us.hsbc.com; MUFG Securities Americas Inc. toll-free at 1-877-649-6848; SMBC Nikko Securities America, Inc. at 1-888-868-6856, or by email at prospectus@smbcnikko-si.com; or Truist Securities, Inc. 740 Battery Avenue SE, 3rd Floor, Atlanta GA, 30339, Attn: Prospectus Department or toll-free at 1-800-685-4786 or TruistSecurities.prospectus@Truist.com.

ABOUT GOLDMAN SACHS BDC, INC.

Goldman Sachs BDC, Inc. is a specialty finance company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company was formed by The Goldman Sachs Group, Inc. (“Goldman Sachs”) to invest primarily in middle-market companies in the United States, and is externally managed by Goldman Sachs Asset Management, L.P., an SEC-registered investment adviser and a wholly-owned subsidiary of Goldman Sachs. The Company seeks to generate current income and, to a lesser extent, capital appreciation primarily through direct originations of secured debt, including first lien, unitranche, including last out portions of such loans, and second lien debt, and unsecured debt, including mezzanine debt, as well as through select equity investments.

FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements that involve substantial risks and uncertainties. These statements include the possible sale of the 2030 Notes and expected terms. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control. There are likely to be events in the future, however, that we are not able to predict accurately or control. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, market conditions and the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the SEC, including in our most recent annual report on Form 10-K, and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Goldman Sachs BDC, Inc.

Investor Contact: Austin Neri, 212-902-1000

Media Contact: Victoria Zarella, 212-902-5400

Source: Goldman Sachs BDC, Inc.